Valaris Limited Fleet Status Report May 3, 2021

Changes in Status Since Last Fleet Status Report
Contracts Awards, Extensions, Cancellations and Modifications
•VALARIS DS-15 (Renaissance) awarded a contract with Total offshore Brazil with an expected duration of 400 days from June 2021 to August 2022
•VALARIS DS-18 (Relentless) contract with Chevron in the U.S. Gulf of Mexico extended by approximately 320 days from March 2021 to January 2022
•VALARIS DS-12 contract with BP offshore Angola extended by approximately 100 days from September 2021 to December 2021
•VALARIS DS-10 contract with Shell offshore Nigeria extended by approximately 90 days from March 2021 to June 2021
•VALARIS MS-1 awarded a contract with Santos offshore Australia with an expected duration of 450 days from May 2022 to July 2023
•VALARIS 8505 contract with Eni offshore Mexico extended by approximately 80 days from October 2021 to December 2021
•VALARIS JU-121 awarded a contract with Harbour Energy in the North Sea with an expected duration of two years from July 2021 to July 2023
•VALARIS JU-247 (Gorilla V) awarded a contract with DNO in the North Sea with an expected duration of 400 days from May 2021 to June 2022
•VALARIS JU-249 (Gorilla VII) awarded a contract with OMV offshore New Zealand with an expected duration of 400 days from December 2021 to January 2023
•VALARIS JU-67 contract with Pertamina offshore Indonesia extended by approximately 400 days from May 2020 to June 2021
•VALARIS JU-120 contract with Harbour Energy in the North Sea extended by one year from July 2022 to July 2023
•VALARIS JU-291 (Stavanger) contract with Equinor offshore Norway extended by approximately 280 days from January 2021 to October 2021
•VALARIS JU-115 awarded a contract with Mubadala offshore Thailand with an expected duration of approximately 240 days from February 2021 to September 2021
•VALARIS JU-122 contract with Shell in the North Sea extended by approximately 205 days from July 2021 to February 2022
•VALARIS JU-292 (Norway) contract with ConocoPhillips offshore Norway extended by approximately 90 days from June 2021 to September 2021
•VALARIS JU-290 (Viking) awarded a contract with Spirit Energy offshore Norway with an expected duration of approximately 30 days from November 2021 to December 2021
•VALARIS DS-7 contract for operations offshore Senegal/Mauritania from September 2020 to August 2021 has been terminated
•VALARIS DPS-1 contract, which was scheduled to be completed in early September 2021 was early terminated and ended in September 2020
•VALARIS JU-117 (Ralph Coffman) expected to be on a standby rate from January 2021 to September 2021
•VALARIS JU-107 contract for operations offshore Australia, previously expected to commence May 2020, now expected to begin May 2021
•Mad Dog expected to be on a standby rate from April 2020 to October 2021, before returning to operating day rate until end of contract
ARO Owned Rigs
•ARO 2001, ARO 2003, ARO 3001, ARO 3002 and ARO 4001 each awarded five-year contract extensions with Saudi Aramco offshore Saudi Arabia from 1Q21 to 1Q26 (ARO owned rigs are not included in the backlog analysis on page 2)
Rig Sales
•VALARIS DS-3, VALARIS DS-5, and VALARIS DS-6 have been sold and retired from the offshore drilling fleet
•VALARIS 5004, VALARIS 8500, VALARIS 8501, VALARIS 8502, and VALARIS 8504 have been sold and retired from the offshore drilling fleet
•VALARIS JU-71, VALARIS JU-84, VALARIS JU-87, VALARIS JU-88, VALARIS JU-101, and VALARIS JU-105 have been sold and retired from the offshore drilling fleet

Valaris Limited Fleet Status Report May 3, 2021

Contract Backlog(1) (2) (3) ($ millions)	2021	2022	2023	Total	Contracted Days(1) (2) (3)	2021	2022	2023
Drillships	$112.6	$44.2	$—	$156.8	Drillships	584	259	—
Semisubmersibles	67.5	61.6	37.6	166.7	Semisubmersibles	374	291	175
Floaters	$180.1	$105.8	$37.6	$323.5	Floaters	958	550	175

HD - Ultra-Harsh & Harsh	$232.7	$145.2	$34.5	$412.4	HD - Ultra-Harsh & Harsh	1,907	1,518	375
HD & SD - Modern	119.1	88.2	21.8	229.1	HD & SD - Modern	1,786	1,095	260
SD - Legacy	53.7	69.0	3.6	126.3	SD - Legacy	796	980	55
Jackups	$405.5	$302.4	$59.9	$767.8	Jackups	4,489	3,593	690

Other(4)	$70.5	$9.6	$—	$80.1	Other(4)	1,964	587	—

Total	$656.1	$417.8	$97.5	$1,171.4	Total	7,411	4,730	865

					Average Day Rates(1) (3)	2021	2022	2023
HD = Heavy Duty; SD = Standard Duty (1) Contract backlog, contracted days and average day rates as of April 30, 2021. (2) Contract backlog does not include ARO Drilling backlog. ARO Drilling backlog, excluding backlog on rigs leased from Valaris, was $869.5 million as of March 31, 2021. (3) Contract backlog and contracted days include backlog and days when a rig is under suspension. Average day rates are adjusted to exclude suspension backlog and days. (4) Other represents contract backlog and contracted days related to bareboat charter agreements and management services contracts.					Drillships	$193,000	$171,000	$—
					Semisubmersibles	180,000	212,000	215,000
					Floaters	$188,000	$192,000	$215,000

					HD - Ultra-Harsh & Harsh	$122,000	$96,000	$92,000
					HD & SD - Modern	71,000	81,000	84,000
					SD - Legacy	68,000	70,000	65,000
					Jackups	$93,000	$84,000	$87,000

Valaris Limited Fleet Status Report May 3, 2021

Asset Type / Status / Rig	Design	Year Delivered	Customer/ Status	Location	Contract Start Date	Contract End Date(1)	Comments
Drillships
Marketed
VALARIS DS-18 (Relentless)	GustoMSC P10000	2015	Chevron	U.S. GOM	Aug 20	Jan 22
VALARIS DS-15 (Renaissance)	GustoMSC P10000	2014	Total	Brazil	Jun 21	Aug 22
VALARIS DS-12	DSME 12000	2014	BP	Angola	Sep 21	Dec 21
VALARIS DS-10	Samsung GF12000	2017	Shell	Nigeria	Mar 18	Jun 21
Stacked
VALARIS DS-17 (Reliance)	GustoMSC P10000	2014	Stacked	Spain
VALARIS DS-16 (Resolute)	GustoMSC P10000	2014	Stacked	Spain
VALARIS DS-11	DSME 12000	2013	Stacked	Spain
VALARIS DS-9	Samsung GF12000	2015	Stacked	Spain
VALARIS DS-8	Samsung GF12000	2015	Stacked	UK
VALARIS DS-7	Samsung 96K	2013	Stacked	Spain
VALARIS DS-4	Samsung 96K	2010	Stacked	UK
Purchase Options(2)
VALARIS DS-14	DSME 12000		Under Construction	South Korea			Option to take delivery by year-end 2023. Purchase price of approx. $218 million assuming a Dec 31, 2023 delivery
VALARIS DS-13	DSME 12000		Under Construction	South Korea			Option to take delivery by year-end 2023. Purchase price of approx. $119 million assuming a Dec 31, 2023 delivery

Valaris Limited Fleet Status Report May 3, 2021

Asset Type / Status / Rig	Design	Year Delivered	Customer/ Status	Location	Contract Start Date	Contract End Date(1)	Comments
Semisubmersibles
Marketed
VALARIS DPS-1	F&G ExD Millennium, DP	2012	Available	Malaysia
VALARIS MS-1	F&G ExD Millennium, Moored	2011	Santos Santos	Australia Australia	May 21 May 22	Oct 21 Jul 23
VALARIS 8505	ENSCO 8500 Series, DP + Moored	2012	Eni Lukoil Eni	Mexico Mexico Mexico	Jan 19 Jul 21 Oct 21	Jul 21 Oct 21 Dec 21
Stacked
VALARIS 8506	ENSCO 8500 Series, DP	2012	Stacked	U.S. GOM
VALARIS 8503	ENSCO 8500 Series, DP + Moored	2010	Stacked	U.S. GOM

Valaris Limited Fleet Status Report May 3, 2021

Segment / Asset Type / Rig	Design	Year Delivered	Customer/ Status	Location	Contract Start Date	Contract End Date(1)	Comments
Jackups
Heavy Duty Ultra-Harsh Environment(3)
VALARIS JU-292 (Norway)	KFELS N Class	2011	ConocoPhillips	Norway	Nov 19	Sep 21
VALARIS JU-291 (Stavanger)	KFELS N Class	2011	Equinor	Norway	Oct 19	Oct 21
VALARIS JU-290 (Viking)	KFELS N Class	2010	Lundin Spirit	Norway Norway	May 20 Nov 21	Oct 21 Dec 21
VALARIS JU-250 (Bob Palmer)	LT Super Gorilla XL	2003	Saudi Aramco	Saudi Arabia	Jun 18	Jun 21	Leased to ARO Drilling(4)
VALARIS JU-249 (Gorilla VII)	LT Super Gorilla	2002	OMV	New Zealand	Dec 21	Jan 23	Rig currently in UK being reactivated
VALARIS JU-248 (Gorilla VI)	LT Super Gorilla	2000	Neptune	UK	Aug 20	Aug 22
VALARIS JU-247 (Gorilla V)	LT Super Gorilla	1998	DNO	UK	May 21	Jun 22

Valaris Limited Fleet Status Report May 3, 2021

Segment / Region / Rig	Design	Year Delivered	Customer/ Status	Location	Contract Start Date	Contract End Date(1)	Comments
Jackups
Heavy Duty Harsh Environment(3)
VALARIS JU-123	KFELS Super A	2019	Harbour Energy	UK	Oct 20	Oct 21
VALARIS JU-122	KFELS Super A	2014	Shell	UK	Jan 20	Feb 22
VALARIS JU-121	KFELS Super A	2013	Harbour Energy	UK	Jul 21	Jul 23
VALARIS JU-120	KFELS Super A	2013	Harbour Energy	UK	Jul 17	Jul 23
Stacked
VALARIS JU-102	KFELS MOD V-A	2002	Stacked	U.S. GOM
VALARIS JU-100	LT Gorilla	1987	Stacked	Denmark

Valaris Limited Fleet Status Report May 3, 2021

Segment / Region / Rig	Design	Year Delivered	Customer/ Status	Location	Contract Start Date	Contract End Date(1)	Comments
Jackups
Heavy Duty - Modern(3)
VALARIS JU-118 (Joe Douglas)	LT 240-C	2011	Fieldwood	Mexico	Mar 20	Oct 21
VALARIS JU-117 (Ralph Coffman)	LT 240-C	2009	Available Eni	U.S. GOM Mexico	Jan 21	Sep 23	On a standby rate from Jan 21 to Sep 21, when rig is expected to commence contract
VALARIS JU-116 (Mississippi)	LT 240-C	2008	Saudi Aramco	Saudi Arabia	Dec 18	Dec 21	Leased to ARO Drilling(4)
VALARIS JU-115	BM Pacific Class 400	2013	Mubadala Petroleum	Thailand	Feb 21	Sep 21
VALARIS JU-110	KFELS MOD V-B	2015	North Oil Company	Qatar	Sep 17	Sep 21
VALARIS JU-108	KFELS MOD V-B	2007	Saudi Aramco	Saudi Arabia	Nov 18	Nov 21
VALARIS JU-107	KFELS MOD V-B	2006	SapuraOMV Jadestone	Australia Australia	May 21 Jun 21	Jun 21 Oct 21
VALARIS JU-106	KFELS MOD V-B	2005	BP	Indonesia	Jan 18	Jan 23
Stacked
VALARIS JU-114	BM Pacific Class 400	2012	Stacked	Philippines
VALARIS JU-113	BM Pacific Class 400	2012	Stacked	Philippines
VALARIS JU-111	KFELS MOD V-B	2003	Stacked	Croatia
VALARIS JU-109	KFELS MOD V-Super B	2008	Stacked	Namibia
VALARIS JU-104	KFELS MOD V-B	2002	Stacked	UAE

Valaris Limited Fleet Status Report May 3, 2021

Segment / Region / Rig	Design	Year Delivered	Customer/ Status	Location	Contract Start Date	Contract End Date(1)	Comments
Jackups
Standard Duty - Modern
VALARIS JU-148 (Earnest Dees)	LT Super 116-E	2013	Saudi Aramco	Saudi Arabia	Nov 19	Nov 22	Leased to ARO Drilling(4)
VALARIS JU-147 (Bess Brants)	LT Super 116-E	2013	Saudi Aramco	Saudi Arabia	Sep 19	Aug 22	Leased to ARO Drilling(4)
VALARIS JU-146 (EXL IV)	LT Super 116-E	2011	Saudi Aramco	Saudi Arabia	Sep 18	Sep 21	Leased to ARO Drilling(4)
VALARIS JU-144 (EXL II)	LT Super 116-E	2010	Fieldwood	Mexico	May 20	Jun 21
VALARIS JU-143 (EXL I)	LT Super 116-E	2010	Saudi Aramco	Saudi Arabia	Oct 18	Oct 21	Leased to ARO Drilling(4). Contract between ARO Drilling and customer suspended from Oct 20 to Jun 21, then expected to return to operating day rate until end of contract
VALARIS JU-141	LT Super 116-E	2016	Saudi Aramco	Saudi Arabia	Aug 18	Aug 21
VALARIS JU-140	LT Super 116-E	2016	Saudi Aramco	Saudi Arabia	Jul 18	Jun 21
VALARIS JU-76	LT Super 116-C	2000	Saudi Aramco	Saudi Arabia	Jan 15	Apr 23	Contract suspended from Sep 20 to May 21, then expected to return to operating day rate until end of contract
Stacked
VALARIS JU-145 (EXL III)	LT Super 116-E	2010	Stacked	U.S. GOM
VALARIS JU-142 (112)	LT Super 116-E	2008	Stacked	Croatia
VALARIS JU-75	LT Super 116-C	1999	Stacked	U.S. GOM

Valaris Limited Fleet Status Report May 3, 2021

Segment / Region / Rig	Design	Year Delivered	Customer/ Status	Location	Contract Start Date	Contract End Date(1)	Comments
Jackups
Standard Duty - Legacy
VALARIS JU-92	LT 116-C	1982	Harbour Energy	UK	Feb 17	Dec 22
VALARIS JU-72	Hitachi K1025N	1981	Eni	UK	Jan 20	Jan 23
VALARIS JU-67	LT 84-CE	1976	Pertamina	Indonesia	Jan 19	Jun 21
VALARIS JU-54	F&G L-780 Mod II-C	1982	Saudi Aramco	Saudi Arabia	Sep 14	Sep 22	Contract suspended from Oct 21 to Dec 21, then expected to return to operating day rate until end of contract
VALARIS JU-37 (Arch Rowan)	LT 116-C	1981	Saudi Aramco	Saudi Arabia	Sep 18	Sep 21	Leased to ARO Drilling(4)
VALARIS JU-36 (Charles Rowan)	LT 116-C	1981	Saudi Aramco	Saudi Arabia	Sep 18	Sep 21	Leased to ARO Drilling(4)
VALARIS JU-22 (Middletown)	LT 116-C	1980	Saudi Aramco	Saudi Arabia	Sep 18	Sep 21	Leased to ARO Drilling(4)

Valaris Limited Fleet Status Report May 3, 2021

Segment / Rig	Design	Customer/ Status	Location	Contract Start Date	Contract End Date(1)	Comments
Other
Drilling Management
Thunder Horse	Deepwater Semisubmersible	BP	U.S. GOM	Jan 17	Jan 22
Mad Dog	Deepwater Spar Drilling Rig	BP	U.S. GOM	Jan 17	Jan 22	On a standby rate from Apr 20 to Oct 21, and then return to operating day rate until end of contract
ARO Drilling
Jackup Rigs Owned by ARO Drilling
ARO 2001 (Gilbert Rowe)	LT 116-C	Saudi Aramco	Saudi Arabia	Oct 17	Jan 26
ARO 2003 (SAR 201)	BM 200-H	Saudi Aramco	Saudi Arabia	Feb 18	Feb 26
ARO 3001 (Bob Keller)	LT Tarzan 225-C	Saudi Aramco	Saudi Arabia	Oct 17	Jan 26
ARO 3002 (J.P. Bussell)	LT Tarzan 225-C	Saudi Aramco	Saudi Arabia	Oct 17	Jan 26
ARO 3003 (Scooter Yeargain)	LT Tarzan 225-C	Saudi Aramco	Saudi Arabia	Oct 18	Oct 21
ARO 3004 (Hank Boswell)	LT Tarzan 225-C	Saudi Aramco	Saudi Arabia	Oct 18	Oct 21
ARO 4001 (SAR 202)	KFELS Super B	Saudi Aramco	Saudi Arabia	Oct 17	Jan 26
ARO 2005	LT 116-C	Under Construction	Saudi Arabia			Delivery expected in 2022
ARO 2006	LT 116-C	Under Construction	Saudi Arabia			Delivery expected in 2022

(1) Contract duration does not include any unexercised optional extensions. Contract end dates can vary based on how long it takes to complete the wells subject to the contract.
(2) Valaris has the right, but not the obligation, to take delivery of either or both rigs on or before December 31, 2023. Not included in Valaris' fleet count.
(3) Heavy duty jackups are well-suited for operations in tropical revolving storm areas.
(4) Rigs leased to ARO Drilling via bareboat charter agreements to fulfill contracts between ARO Drilling and Saudi Aramco.

Valaris Limited
Fleet Status Report
May 3, 2021

3
2
10
2
1
3
6
5
16
1
2
1
1
2
1
1
1
1
1
Drillship
Semisubmersible
Jackup

Note: Includes nine jackup rigs owned by Valaris that are leased to ARO Drilling in Saudi Arabia. Excludes nine jackup rigs owned by ARO Drilling (operating and under construction), two rigs that Valaris manages on behalf of a customer and two drillships that Valaris has the option to purchase by year-end 2023.

Valaris Limited Fleet Status Report May 3, 2021

Additional Information Regarding this Fleet Status Report

Day Rate and Terms. The day rates reflected in this Fleet Status Report are stated in U.S. dollars and are the operating day rates charged to customers, which may include estimated contractual adjustments for changes in operating costs and/or reimbursable cost adjustments for ongoing expenses such as crew, catering, insurance and taxes. The day rates, however, do not include certain types of non-recurring revenues such as lump sum mobilization payments, revenues earned during mobilizations, revenues associated with contract preparation and other non-recurring reimbursable items such as mobilizations and capital enhancements, and the impact of the fair market value adjustments to previously acquired drilling contracts. Routine and non-routine downtime may reduce the actual revenues recognized during the contract term. Additionally, we sometimes negotiate special rates and/or day rate adjustments with customers that may reduce revenues recognized.

Forward Looking Statements. Statements contained in this Fleet Status Report that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements include words or phrases such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “project,” “could,” “may,” “might,” “should,” “will” and similar words and specifically include statements involving future rig day rates including adjustments with the customer; future levels of offshore drilling activity; discussions with the customer; backlog; cost adjustments; utilization; estimated rig availability; expected work commitments and contracts; contract duration, status, terms and other contract commitments; letters of intent, letters of award or other correspondence indicating an award; rig enhancement projects; new rig commitments; the expected period of time and number of rigs that will be in a shipyard for repairs, maintenance, enhancement or construction; sale leaseback transactions; scheduled delivery dates for rigs; performance of our joint venture with Saudi Aramco; the timing of delivery, mobilization, contract commencement, relocation or other movement of rigs; and our intent to sell or scrap rigs. Such statements are subject to numerous risks, uncertainties and assumptions that may cause actual results to vary materially from those indicated, including the Company's debt levels, liquidity and ability to access financing sources, the COVID-19 outbreak and global pandemic, the related public health measures implemented by governments worldwide, which may, among other things, impact our ability to staff rigs and rotate crews; the decline in oil prices during 2020, caused in part by the COVID-19 pandemic and the decisions by certain oil producers to reduce export prices and increase oil production; and its effects; cancellation, suspension, renegotiation or termination of drilling contracts and programs; potential additional asset impairments; our failure to satisfy our debt obligations; our ability to obtain financing, service our debt, fund negative cash flow and capital expenditures and pursue other business opportunities; adequacy of sources of liquidity for us and our customers; actions by regulatory authorities, rating agencies or other third parties; actions by our security holders; availability and terms of any financing; commodity price fluctuations, customer demand, new rig supply, downtime and other risks associated with offshore rig operations; severe weather or hurricanes; changes in worldwide rig supply and demand, competition and technology; future levels of offshore drilling activity; governmental action, civil unrest and political and economic 3 uncertainties; terrorism, piracy and military action; risks inherent to shipyard rig construction, repair, maintenance or enhancement; our ability to enter into, and the terms of, future drilling contracts; the cancellation of letters of intent or letters of award or any failure to execute definitive contracts following announcements of letters of intent, letters of award or other expected work commitments; the outcome of litigation, legal proceedings, investigations or other claims or contract disputes; governmental regulatory, legislative and permitting requirements affecting drilling operations; our ability to attract and retain skilled personnel on commercially reasonable terms; environmental or other liabilities, risks or losses; debt restrictions that may limit our liquidity and flexibility; and cybersecurity risks and threats. In particular, the unprecedented nature of the current economic downturn, pandemic, and industry decline may make it particularly difficult to identify risks or predict the degree to which identified risks will impact the Company's business and financial condition. In addition to the numerous factors described above, you should also carefully read and consider “Item 1A. Risk Factors” in Part I and “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Part II of our most recent annual report on Form 10-K, as updated in our subsequent quarterly reports on Form 10-Q, which are available on the SEC’s website at www.sec.gov or on the Investor Relations section of our website at www.valaris.com. Each forward-looking statement contained herein speaks only as of the date of this Fleet Status Report, and we undertake no obligation to publicly update or revise any forward looking statements, except as required by law.